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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 7, 2007

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-13711               13-3429953
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

     4211 W. Boy Scout Boulevard, Tampa, Florida                 33607
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2007 Walter Industries, Inc. (the "Company") issued a press release announcing the Company's fourth quarter and full-year 2006 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in
Item 9.01, is "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 8.01   OTHER ITEMS

On February 7, 2007, the Company issued a press release announcing a 25 percent increase in the Company's regular quarterly dividend from $0.04 to $0.05 per share payable on March 16, 2007 to shareholders of record at the close of business on February 20, 2007. A copy of the press release is attached hereto as
Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1 in
Item 9.01, is "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1        Walter Industries Announces Fourth Quarter and Full-Year 2006
            Results

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WALTER INDUSTRIES, INC.


                                           By:    /s/ Victor P. Patrick
                                                  ------------------------------
                                           Title: Victor P. Patrick
                                                  Vice Chairman, General Counsel
                                                  and Secretary

Date: February 7, 2007